STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AND ASSIGNMENT OF OIL, GAS AND MINERAL LEASES AGREEMENT ("Agreement") has been made and entered into as of this 21st day of April, 2006, between Centurion Gold Holdings, Inc., a Florida Corporation, as the holder of a 10% (ten percent) working interest in the BBB Area , ("the Sellers"), and Advanced Sports Technologies, Inc., a Florida Corporation (the "Purchaser").

                                R E C I T A L S:

A. The parties hereto desire to effect an assignment of the operating agreement Appendix B (the "Assignment") pursuant to which Purchaser will purchase from the Sellers a 10% (ten percent) working interest in the BBB Area (the "Working Interest") to be purchased by Purchaser for the consideration set forth herein.

B. Pursuant to the Assignment of the oil, gas and mineral leases, the Sellers will sell, and Purchaser will purchase, the Transferred Shares.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows and do thereby adopt this Agreement.

                                   ARTICLE I.
                                  DEFINITIONS

The terms defined in this Article (except as otherwise expressly provided in this Agreement) for all purposes of this Agreement shall have the respective meanings specified in this Article.

"Affiliate" shall mean any entity controlling or controlled by another person, under common control with another person, or controlled by any entity which controls such person.

"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement.

"Closing" shall mean the closing of the Transaction at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time.

"Closing Date" shall mean April 2006 plus any extension as provided herein, or such other date as agreed in writing to by the parties on which the Closing occurs.

"Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement.

"Code" shall mean the Internal Revenue of 1986, or any successor law, and regulations issued by the Internal Revenue Service pursuant to the Internal Revenue Code or any successor law.

"Encumbrance" shall mean any charge, claim, encumbrance, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting (in the case of any security), transfer, receipt of income, or exercise of any other attribute of ownership other than (a) liens for taxes not yet due and payable, or (b) liens that secure the ownership interests of lessors of equipment.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods.

"Investment Letter" shall mean the investment letter in the form attached hereto as Appendix A.


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"Material Adverse Effect" means any change (individually or in the aggregate) in the general affairs, management, business, goodwill, results of operations, condition (financial or otherwise), assets, liabilities or prospects (whether or not the result thereof would be covered by insurance) that would be material and adverse to the designated party.

"Ordinary Course of Business" shall mean actions consistent with the past practices of the designated party which are similar in nature and style to actions customarily taken by the designated party and which do not require, and in the past have not received, specific authorization by the Board of Directors of the designated party.

"SEC" shall mean the Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Taxes" shall include federal, state and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

"Transaction" shall mean the Stock Sale contemplated by this Agreement.

The following appendices and schedules are attached to and form part of this
Agreement:

      APPENDICES

      Description

      Appendix A        Investment Letter

      Appendix B        Operating Agreement


      SCHEDULES

      Description

      Schedule 2.1      Selling Shareholder's Share Ownership

      Schedule 3.1.12   Purchaser SEC Documents

      Schedule 5.2.1    Directors of Purchaser upon Closing

                                  ARTICLE II.
                               THE TRANSACTION

2.1. Stock Sale. Subject to the terms and conditions of the Closing Documents, the Purchaser hereby agrees to assign, transfer and make over all their rights, title, interest and obligations in and to the agreement attached hereto as Appendix B and deliver to Seller, and Seller hereby agrees to accept for delivery to Purchaser of the Transferred Shares, 20,000,000 common shares (the "Purchase Price") by Purchaser to Sellers to be distributed as per schedule 2.1.


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2.2. Securities Law Matters.

      2.2.1. Private Offering. The Parties understand that the Purchased Shares to be acquired and delivered to Centurion pursuant to the terms of this Agreement will not be registered under the Securities Act, but will be transferred in reliance upon exemptions available for private transactions, and that each is relying upon the truth and accuracy of the representations set forth in the Investment Letter signed by Centurion and delivered concurrently with the execution of this Agreement. Each certificate representing the Purchased Shares in the name of Centurion pursuant to the terms of this Agreement shall bear the following legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THIS CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Sellers. All representations and warranties are contained in the agreement attached hereto as Appendix B:

      3.1.1. Working Interest / Operating Agreement (BBB Area)

                  3.1.1.1. The Seller is not a party to any agreement, voting trust, proxy or other agreement or understanding of any character, whether written or oral, with respect to or concerning the purchase, sale or transfer of its working interest.

                  3.1.1.2.The Seller does not have any legal obligations,
            absolute or contingent, to any other person or entity to sell the working interest except pursuant to this Agreement.

                  3.1.1.3.The Sellers are the sole beneficial and record holders of the working interest. The Sellers hold the working interest free and clear of any Encumbrance of any kind whatsoever.

      3.1.2. Real Estate.

            The Working Interest / Operating Agreement does not own any real estate or any interest in any real estate.

      3.1.3. Authority Relative to the Closing Documents; Enforceability. The Sellers are not suffering from any legal disability which would: (a) prevent them from executing, delivering or performing their obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and (c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against the Sellers and their property. The Closing Documents have been duly and validly executed and delivered by the Sellers and each constitutes the legal, valid and binding obligation of the Sellers, enforceable against them in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions.

      3.1.4. Title to Assets. The Working Interest has good and marketable title free and clear of any Encumbrance in and to all of the assets and properties identified to Purchaser.


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      3.1.5. Material Contracts. Except as disclosed to Purchaser, the Operating Agreement is not a party to or bound by any agreement or contract.

      3.1.6. Compliance with Other Instruments; Consents. Neither the execution of any Closing Document nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any Encumbrance upon any assets of the Operating Agreement under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which the Operating Agreement is bound.

      3.1.7. Litigation. There are no legal, administrative, arbitration or other proceedings or claims pending against the Operating Agreement, nor is the Operating Agreement subject to any existing judgment which might affect the financial condition, business, property or prospects of the Operating Agreement; nor has the Operating Agreement received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets.

      3.1.8. Compliance with Law and Government Regulations. The Operating Agreement is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable environmental, building, zoning or other law, ordinance or regulation) affecting the Operating Agreement or its properties or the operation of its business. The Operating Agreement is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

      3.1.9. Trade Names and Rights. The Operating Agreement does not own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications. No person owns any trademark, trademark registration or application, service mark, trade name, copyright or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of the Operating Agreement's business.

      3.1.10 Full Disclosure. None of the representations and warranties made by the Sellers herein, or in any Closing Document furnished or to be furnished by them hereunder contain or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

3.2. Representations and Warranties of the Purchaser (Advanced). The Purchaser hereby represents and warrants to Sellers that:

      3.2.1. Organization of Purchaser; Foreign Qualification. Purchaser is duly organized, validly existing, and in good standing under the laws of the state of Florida and has all requisite corporate power, franchises, and licenses to own its property and conduct the business in which it is engaged. Purchaser has the full power and authority (corporate or otherwise) to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party. A complete set of Purchaser's corporate records, including its Certificate of Incorporation, Bylaws, minutes, transfer records, have been delivered or made available to Sellers. Purchaser is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, except to the extent the failure to be so qualified is not reasonably expected to result in a Material Adverse Effect.

      3.2.2. Capitalization; Ownership of Transferred Shares.

                  3.2.2.1. Purchaser has an authorized capital stock consisting of 250,000,000 shares of common stock, par value $0.0001 per share, of which 33,175,009 are issued and outstanding and 20,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares are outstanding. All of the shares of Company Stock have been validly issued, fully paid, are non-assessable, and were issued in compliance with applicable federal and state securities laws. All shares held by the Sellers were issued in compliance with federal and state securities laws. Upon the closing of this transaction, the former shareholders and a warrant holder of CardioBioMedical Corporation will return to the Purchaser 22,077,509 shares of the issued and outstanding common stock, and a warrant exercisable beginning January 1, 2008 to purchase 6,500,000 shares of Advanced common stock at a purchase price of $.01 per share, to be retired and/or cancelled and reissued as CardioBioMedical Corporation common stock and warrant with Advanced no longer owning any shares of CardioBioMedical Corporation.


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                  3.2.2.2. Purchaser does not have any outstanding
            subscriptions, options, preferred stock, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Purchaser to issue, or to transfer from treasury, any shares of its capital stock or membership interests, as applicable, of any class or kind, or securities convertible into such stock or interests. No persons who are now holders of Purchaser's common stock, and no persons who previously were holders of Purchaser's common stock, are or ever were entitled to preemptive rights other than persons who exercised or waived those rights.

                  3.2.2.3.There is no outstanding vote, plan, pending proposal or right of any person to cause any redemption of Purchaser's common stock. Neither Purchaser nor any of its Affiliates, is under any obligation, contract or other arrangement to register (or maintain the registration of) any of its or their securities under federal or state securities laws.

                  3.2.2.4.The Purchase Price Shares shall be validly issued from the Purchasers authorized common stock.

      3.2.3. Subsidiaries. Purchaser does not have any subsidiaries (whether held directly or indirectly) or any equity investment in any corporation, partnership, joint venture or other business, except as disclosed in the SEC Documents.

      3.2.4. Real Estate. Purchaser does not own any real estate or any interest in any real estate, except as disclosed in the SEC Documents.

      3.2.5. Authority Relative to the Closing Documents; Enforceability. Purchaser is not suffering from any legal disability which would: (a) prevent it from executing, delivering or performing its obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and
(c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against Purchaser and its property. The Closing Documents have been duly and validly executed and delivered and each constitutes the legal, valid and binding obligation, enforceable against Purchaser in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions.

      3.2.6. Material Contracts. Except as disclosed in the SEC Documents, Purchaser is not a party to or bound by any agreement or contract. Purchaser represents and warrants that all of its Material Contracts are terminable unilaterally by Purchaser without penalty or restriction or have already been properly terminated.

      3.2.7. Labor Matters. There are presently no employment or consulting contracts with, or covenants against competition by, any present or former employees of Purchaser. Purchaser has no employees other than its sole officer.

      3.2.8. Compliance with Other Instruments; Consents. Neither the execution of any Closing Document nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any Encumbrance upon any assets of Purchaser under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which Purchaser is bound.


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      3.2.9. Financial Statements. Purchaser's audited financial statements (the "Purchaser Financial Statements") for the year ended December 31, 2005 and unaudited quarterly financial statements for the 3 month period ended March 31, 2006, copies of which have been delivered to Seller, are true and complete in all material respects, and have been prepared in accordance with GAAP for the period covered by such statements, and fairly present, in accordance with GAAP, the properties, assets and financial condition of Purchaser, and results of its operations as of the dates and for the periods covered thereby. Except as may be disclosed in the SEC Documents, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of Purchaser, taken as a whole, from that reflected in the Purchaser Financial Statements. As of the Closing date, Purchaser does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, un-matured, contingent, or otherwise, whether due or to become due. There are and will be at closing no accounts payable and no liabilities owed by Purchaser.

      3.2.10. Litigation. There are no legal, administrative, arbitration or other proceedings or claims pending against Purchaser, nor is Purchaser subject to any existing judgment which might affect the financial condition, business, property or prospects of Purchaser; nor has Purchaser received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets.

      3.2.11. SEC Documents. Purchaser has furnished or made available to Sellers a true and complete copy of each report, schedule, registration statement and proxy statement filed by Purchaser with the SEC since the inception of Purchaser (as such documents have since the time of their filing been amended, the "SEC Documents"), a list of which is attached as Schedule
3.1.12. Purchaser has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.2.12. Taxes. Purchaser either: (a) has timely filed with the appropriate taxing authority all Tax and information returns required to have been filed by Purchaser or (b) has timely filed for any required extensions with regard to such returns. All Taxes of Purchaser have been paid (or estimated Taxes have been deposited) to the extent such payments are required prior to the date hereof or accrued on the books of Purchaser. The returns were correct when filed. There are no pending investigations of Purchaser concerning any Tax returns by any federal, state or local Taxing authority, and there are no federal, state, local or foreign Tax liens upon any of Purchaser's assets.

      3.2.13. Compliance with Law and Government Regulations. Purchaser is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable environmental, building, zoning or other law, ordinance or regulation) affecting Purchaser or its properties or the operation of its business. Purchaser is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

      3.2.14. Trade Names and Rights. Purchaser does not use any trademark, service mark, trade name, or copyright in its business, nor does it own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications. No person owns any trademark, trademark registration or application, service mark, trade name, copyright or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of Purchaser's business.

      3.2.15. Name Change. Prior to closing Advanced Sports Technologies, Inc. will change its name to "Odyssey Oil & Gas, Inc.".

      3.2.16. OTCBB Status. Advanced and Centurion are both currently eligible for trading on the OTCBB, and do not have any reason to believe that its current market makers will cease to make a market following the Closing.


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      3.2.17. Investment Company Act. Purchaser is not, and upon completion of the Transaction will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

      3.2.18. Full Disclosure. None of the representations and warranties made by Purchaser herein, or in any Closing Document furnished or to be furnished by them hereunder contain or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

                                  ARTICLE IV.
               ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

4.1. Filing with Securities and Exchange Commission. Upon the consummation of this Agreement, if required to do so by law, Purchaser shall file with the SEC an Information Statement on Schedule 14F (the "Schedule 14F") or such other documents as may be required, disclosing the anticipated resignation of the current directors and appointment of the anticipated new directors as provided herein, in a form that will satisfy the requirements of law. The parties agree to cooperate in the preparation and filing of such report or any other filings to be filed with the SEC.

4.2. Brokers or Finders. Each party agrees to hold the others harmless and to indemnify them against the claims of any persons or entities claiming to be entitled to any brokerage commission, finder's fee, advisory fee or like payment from such other party based upon actions of the indemnifying party in connection with the Transaction.

                                   ARTICLE V.
                               CLOSING DELIVERIES

5.1. The Closing. The Closing shall take place on or before the Closing Date (unless such date is extended by the mutual agreement of the parties) at such location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for the Sellers and Purchaser, provided such undertakings are satisfactory to each party's respective legal counsel.

5.2. Deliveries by the Purchaser. Advanced hereby agrees to deliver, or cause to be delivered, to Sellers the following items on Closing:

      5.2.1. Certified Resolutions. Copies of the resolutions, certified by an officer of Advanced, of the Board of Directors of the Company approving the terms of this Agreement, and a copy of the resolution of the shareholders of the Company approving the sale of the Purchased Shares.

      5.2.2. Resignations. A copy of the resignations of the existing directors and officers of Advanced, to be effective as of the Resignation Date.

      5.2.3. Termination of Contracts. Evidence satisfactory to the Sellers that all material contracts and all payables and liabilities have been terminated, effective as of the Resignation Date without any payment by, or continuing liability to, the Company.

      5.2.4. Stock Certificates. A stock certificate or certificates representing the Purchase Price Shares issued in the name of Sellers.

      5.2.5. SEC Filings. Evidence that all SEC filings have been properly certified and filed with the SEC.

      5.2.6. Transfer Agent Direction. A direction of Purchaser to its transfer agent to register the Purchase Price Shares in the name of the Sellers with the legend set forth in paragraph 2.2.1 of this Agreement or such legend as is otherwise required by law.


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5.3. Deliveries by Sellers. Sellers hereby agree to deliver to the Purchaser the following items on Closing:

      5.3.1. Certified Resolutions. Copies of the resolutions, certified by an officer of Centurion, of the Board of Directors of the Company approving the terms of this Agreement, and a copy of the resolution of the shareholders of the Company approving the sale of the Transferred Shares.

      5.3.2. Investment Letter. The Investment Letter, executed by Centurion.

      5.3.3. Transfer Direction. A direction of the Company to register the 10% (ten percent) working interest in the BBB area in the name of the Purchaser.

                                  ARTICLE VI.
             CONDITIONS PRECEDENT TO PURCHASER' OBLIGATION TO CLOSE

Purchaser's obligation to purchase the Transferred Shares and to take the other actions required to be taken by Purchaser at the Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Purchaser, in whole or in part):

6.1. Performance of Covenants. Seller shall have performed all covenants and agreements required to be completed prior to or on closing, including completion of the deliveries required by Section 5.3 of this Agreement.

6.2. Accuracy of Representations. All of the Sellers representations and warranties in this, must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

                                  ARTICLE VII.
              CONDITIONS PRECEDENT TO SELLERS'S OBLIGATION TO CLOSE

Sellers obligation to sell the Transferred Shares and to take the other actions required to be taken by the Seller at the Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by the Sellers, in whole or in part):

7.1. Performance of Covenants. Purchaser shall have performed all covenants and agreements required to be completed prior to or on closing, including completion of the deliveries required by Section 5.2 of this Agreement.

7.2. Accuracy of Representations. All of Purchaser's representations and warranties in this Agreement (considered collectively), and each of Purchaser's representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

                                 ARTICLE VIII.
                           SURVIVAL OF REPRESENTATIONS

8.1. Representations to Survive Closing. The representations and warranties of the Sellers and Purchaser contained herein or in any document furnished pursuant hereto shall survive the Closing of the Transaction for a period of one year following the Closing. Each party acknowledges and agrees that, except as expressly set forth in this Agreement or any Closing Document, no party has made (and no party is relying on) any representation or warranties of any nature, express or implied, regarding any or relating to any of the transactions contemplated by this Agreement.


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                                  ARTICLE IX.
                                 MISCELLANEOUS

9.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed delivered if delivered by hand, by telecopier, by courier or mailed by certified or registered mail, postage prepaid, addressed to the following persons at their last know or provided address:

            If to the Sellers: Centurion Gold Holdings, Inc.
                               C/o Andrew Dale Paul
                               12 Main Reef Road
                               Primrose, 1401
                               Gauteng, South Africa
                               +27 (11) 973-5315

            If to Purchaser:   Advanced Sports Technologies, Inc.
                               c/o James F. Mongiardo
                               Chief Executive Officer
                               2 Briar Lane
                               Natick, Massachusetts 01760
                               (508) 647-4065
                               Facsimile (508) 647-5673

9.2. Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

9.3. Expenses. Each party shall bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of the Closing Documents and consummation of the Transaction.

9.4. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. Each of the parties hereto consents to the personal jurisdiction of the federal and state courts in the State of Florida in connection with any action arising under or brought with respect to this Agreement.

9.5. Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

9.6. Headings. The headings and subheadings contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

9.7. Pronouns, Etc. Use of male, female and neuter pronouns in the singular or plural shall be understood to include each of the other pronouns as the context requires. The word "and" includes the word "or". The word "or" is disjunctive but not necessarily exclusive.

9.8. Complete Agreement. This Agreement, the Appendices hereto, and the documents delivered pursuant hereto or referred to herein or therein contain the entire agreement between the parties with respect to the Transaction and, except as provided herein, supersede all previous negotiations, commitments and writings.


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9.9. Modifications, Amendments and Waivers. This Agreement shall not be modified or amended except by a writing signed by each of the parties hereto. Prior to the Closing, Advance may amend any of the disclosure schedules referenced herein by giving the other party notice of such amendments. If such amended disclosures reveal material adverse information about Advance, Purchaser may terminate this Agreement without liability to the Advance.

9.10. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in any acceptable manner to the end that the Transaction are consummated to the extent possible.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   PURCHASER: Advanced Sports Technologies, Inc.


                                   /s/ James F. Mongiardo
                                   ---------------------------------------------
                                   James F. Mongiardo:
                                   Chief Executive Officer: Advanced Sports
                                                            Technologies, Inc.


                                   SELLERS: Centurion Gold Holdings, Inc.


                                   /s/ Andrew Dale Paul
                                   ---------------------------------------------
                                   Centurion Gold Holdings, Inc:
                                   President: Andrew Dale Paul


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                                   APPENDIX A

                                INVESTMENT LETTER

                                April 21st, 2006

Advanced Sports Technologies, Inc.
2 Briar Lane
Natick, Massachusetts 01760

Dear Sir:

In connection with the purchase of 20,000,000 shares of the common stock (the "Shares") of Advanced Sports Technologies, Inc. (the "Corporation") by Centurion Gold Holdings, Inc (the "Purchasers") pursuant to a share purchase agreement dated the 21st day of April, 2006 (the "Share Purchase Agreement"), the undersigned (the "Purchaser"), hereby makes the following acknowledgments, representations and warranties:

      1. Investment Intent. The Purchaser is acquiring the Shares for investment solely for his/her/its own account and not with a present view to any distribution, transfer or resale to others, including any "distribution" within the meaning of Securities Act of 1933, as amended, (the "Securities Act"). The Purchaser understands that the Shares have not and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of my representations made herein.

      2. Financial Ability. The Purchaser is financially able to bear the economic risks of an investment in the Corporation and has no need for liquidity in this investment. Furthermore, the financial capacity of the Purchaser is of such a proportion that the total cost of the Purchaser's commitment is not material when compared with his total committed capital. The Purchaser is financially able to suffer a complete loss of this investment.

      3. Experience. The Purchaser has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Shares so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Shares.

      4. Review of Prospectus and Financial Statements. The Purchaser has been provided with and had the opportunity to review all filings made by the Corporation with the United States Securities and Exchange Commission, as disclosed in the Share Purchase Agreement and available at the SEC's web site at www.sec.gov.

      5. Limited Public Market. The Purchaser understands that a limited public market now exists for any of the securities of the Corporation and that the Corporation has made no assurances that a more active public market will ever exist for the Corporation's securities.

      6. Restricted Legend. The Purchaser acknowledges that certificates representing the Shares will bear a legend substantially as follows:

            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.


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      7. Stock Transfer. The Purchaser is aware that stop-transfer instructions will be given to the transfer agent of the common stock of the Corporation to prevent any unauthorized or illegal transfer of the Shares.

      8. Reliance for Exemptions. The Purchaser understands that the Shares are being transferred to him pursuant to exemptions from the registration requirements of federal and applicable state securities laws and acknowledges that he is relying upon the investment and other representations made herein as the basis for such exemptions.

      9. Accuracy of Purchaser Representations. The Purchaser represents that the information and representations contained in this letter are true, correct and complete.

Dated: April 21, 2006


                                   /s/ Andrew Dale Paul
                                   ---------------------------------------------
                                   Centurion Gold Holdings, Inc:
                                   President: Andrew Dale Paul


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                                  SCHEDULE 2.1
                      SELLING SHAREHOLDER'S SHARE OWNERSHIP

      Shareholder

      Advanced Sports Technologies, Inc.                        11,097,500

      Centurion Gold Holdings, Inc.                             20,000,000

      Total                                                     31,097,500


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                                 SCHEDULE 3.1.12

                              COMPANY SEC DOCUMENTS


SEC Filings

      Filing                   Date of Filing
      ------                   --------------

      Form SB-2                June 19, 2003

      Form SB-2/A              August 27, 2003

      Form SB-2/A              November 14, 2003

      Form SB-2/A              January 7, 2004

      Form SB-2/A              January 29, 2004

      Form SB-2/A              February 12, 2004

      Form 8-K                 March 11, 2004

      Form 10-QSB              March 15, 2004

      Form 10-QSB              June 9, 2004

      Form 10-QSB/A            July 13, 2004

      Form NT-10K              October 29, 2004

      Form 10-KSB              November 15, 2004

      Form 10-QSB              December 10, 2004

      Form 10-QSB              March 11, 2005

      Form 10-QSB              June 14, 2005

      Form 8-K                 September 29, 2005

      Form 8-K                 October 11, 2005

      Form SC 13D              October 19, 2005

      Form 3                   October 19, 2005

      Form Pre 14C             October 24, 2005

      Form NT-10K              November 15, 2005

      Form 10-QSB              November 15, 2005

      Form 10-KSB              April 13, 2006


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